UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22895

Capitol Series Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code:	513-587-3400

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

REYNDERS, MCVEIGH
CORE EQUITY FUND
Institutional Shares - ESGEX

Annual Report

January 31, 2022

Reynders, McVeigh Capital Management, LLC
121 High Street, 4th Floor
Boston, MA 02110
(800) 950-6868

Reynders, McVeigh Core Equity Fund
Management’s Discussion of Fund Performance
(Unaudited)

January 31, 2022

Reynders, McVeigh Capital Management (“Reynders, McVeigh”) is pleased that the Reynders, McVeigh Core Equity Fund (the “Fund”) provides the opportunity to share three of our firm’s investing principles with the public. Our first principle is that companies that are financially strong and consistently increase the dividend provide the foundation of an investment portfolio. Second, companies with innovative technology can disrupt industries, while benefitting both shareholders and society. Third, our firm believes the analysis of a company’s environmental, social, and governance (ESG) attributes is crucial to gain a deeper understanding of the opportunities and liabilities that can impact operating performance. Since the founding of Reynders, McVeigh Capital Management in 2005, our firm has worked to show that the integration of ESG values with disciplined financial research can provide good long-term performance. Our firm now finds this approach is being accepted as a winning strategy.

Our firm’s ESG investing excludes sectors such as firearms, fossil fuel, and tobacco. However, our belief is that simply excluding industries does not, in itself, represent a complete investment discipline. Our investment approach also demands that capital be directed into important social themes that will have positive impacts. Our firm analyzes each company not only through fundamental economic factors, but also through environmental, social, and governance lenses that help us understand our investments in a deeper way.

The focus on ESG has led to the Reynders, McVeigh Core Equity Fund holding numerous investments that may not be household names. Holdings include BillerudKorsnas (manufactures paper-based packaging that can replace plastic packaging), Enphase (manufactures microinverters that improve the electrical output of solar panels), Illumina (the leading manufacturer of machines used to sequence DNA), Orsted (one the world’s largest operators of offshore wind farms), Tomra (manufactures reverse vending machines that collect bottles and cans for recycling), and Vestas (one of the world’s largest manufacturers of wind turbines).

The Reynders, McVeigh Core Equity Fund returned 3.56% for the fiscal year ended January 31, 2021, compared to 16.53% for the MSCI World Index*. Many growth-oriented stocks suffered as the prospect of higher interest rates caused investors to seek value-oriented names. Enphase, Illumina, and PayPal are examples of holdings that were hurt as some growth names corrected. Orsted and Vestas also suffered as earnings were pressured by rising input costs. However, our firm believes all of these companies have favorable long-term prospects. Enphase, Orsted, and Vestas should benefit as the world looks to transition away from fossil fuel. The United States derived only 20% of its utility-scale electricity generation from renewable resources last year according to the U.S. Energy Information

Reynders, McVeigh Core Equity Fund
Management’s Discussion of Fund Performance
(Unaudited) (continued)

January 31, 2022

Administration. Meanwhile, President Biden has called for a “carbon pollution-free electricity sector by 2035.” Illumina should benefit as increased knowledge of the human genome leads to advances in medicine. PayPal should benefit as online purchases increase.

The Fund continues to overweight the healthcare sector compared to the MSCI World Index due to the need to care for an aging population. Some of the Fund’s healthcare or biotech include Abbott Labs, Beam Therapeutics, CVS Health, Danaher, and Medtronic. Abbott Labs was one of the leading manufacturers of rapid COVID-19 tests. Abbott Labs also makes a device that allows diabetics to easily check blood glucose levels. Beam Therapeutics’ “base editing” technology can alter DNA to correct the underlying cause of diseases (our firm notes Beam Therapeutics is an early-stage company, without any treatments approved by the FDA). CVS Health stopped selling tobacco products in 2014, knowing the decision would hurt sales. CVS Health is now converting many stores to HealthHub formats that provide “access to local health care… by offering everything from expanded health services and telehealth visits, to pharmacy support and thousands of wellness products” according to the company. Our firm believes CVS Health’s MinuteClinic can also improve healthcare by offering greater convenience for the consumer, along with lower costs compared to an urgent care or hospital setting. Danaher supplies equipment to the life sciences community, and its equipment was utilized in the majority of COVID-19 vaccine and therapeutic projects around the world. Medtronic offers Micra, the world’s smallest pacemaker. Micra has no leads (wires) that attach to the heart. Medtronic writes, “For most patients, the Micra design translates to fewer medical complications and fewer post-implant activity restrictions.”

The Fund also continues to overweight technology compared to the MSCI World Index due to the premise that society’s technological advancements are growing exponentially. The future appears poised to bring driverless cars, increased automation, and lightning-fast wireless networks. NVIDIA is one of the Fund’s largest holdings. NVIDIA’s GPUs (graphics processing units) are being used to accelerate computing power in data centers, which can lead to advancements in artificial intelligence.

Reynders, McVeigh continues to search for financially sound, well-run companies that make a positive contribution to society. It is our sincere belief that these types of companies can serve as the foundation for an investor’s equity portfolio.

Reynders, McVeigh Core Equity Fund
Management’s Discussion of Fund Performance
(Unaudited) (continued)

January 31, 2022

Thank you for your trust.

Patrick McVeigh

Charlton Reynders, III

Eric Shrayer, CFA, CFP®

Managers for the Reynders, McVeigh Core Equity Fund

*	The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Investment Results (Unaudited)

Average Annual Total Returns* as of January 31, 2022

		Since
		Inception
	One Year	3/29/2019
Reynders, McVeigh Core Equity Fund - Institutional Class	3.56%	21.85%
MSCI World Index(a)	16.53%	15.80%

Total annual operating expenses, as disclosed in the Reynders, McVeigh Core Equity Fund’s (the “Fund”) prospectus dated May 28, 2021, were 1.39% of average daily net assets (0.95% after fee waivers and expense reimbursements by Reynders, McVeigh Capital Management, LLC (the “Adviser”)). The Adviser, has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.95% of the average daily net assets of the Fund through May 31, 2022 (the “Expense Limitation”). The Expense Limitation is expected to continue from year to year thereafter. During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust (the “Trust”) is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may be terminated by the Board of Trustees (the “Board”) at any time. The Institutional Shares Expense Ratio does not correlate to the corresponding ratio of expenses to average net assets included in the financial highlights section of this report, which reflects the operating expenses of the Fund, but does not include acquired fund fees and expenses. Additional information pertaining to the Fund’s expense ratios as of January 31, 2022, can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 950-6868.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

(a)	The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently, the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees and expenses, whereas the Fund’s returns are shown net of fees. Individuals

Investment Results (Unaudited) (continued)

cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (800) 950-6868. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Reynders, McVeigh Core Equity Fund - Institutional Shares and the MSCI World Index.

The chart above assumes an initial investment of $10,000 made on March 29, 2019 (commencement of operations) and held through January 31, 2022. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 950-6868. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Fund Holdings (Unaudited)

Reynders, McVeigh Core Equity Fund Holdings as of January 31, 2022*

*	As a percentage of net assets.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www. sec.gov and on the Fund’s website at https://www.reyndersmcveighfunds.com.

Reynders, McVeigh Core Equity Fund
Schedule of Investments
January 31, 2022

	Shares	Fair Value
COMMON STOCKS — 98.84%
Canada — 2.96%
Industrials — 2.96%
Canadian National Railway Co.	13,335	$1,623,136

Denmark — 6.33%
Energy — 1.57%
Vestas Wind Systems A/S	31,900	859,466

Health Care — 2.08%
Novo Nordisk A/S, Class B - ADR	11,369	1,135,422

Materials — 1.62%
Novozymes A/S, Class B(a)	12,704	888,518

Utilities — 1.06%
Orsted A/S(a)	5,504	580,969

Total Denmark		3,464,375

France — 7.42%
Consumer Staples — 1.84%
L’Oreal SA	2,332	1,007,237

Industrials — 3.08%
Schneider Electric SE	9,825	1,684,595

Technology — 2.50%
Capgemini SE(a)	6,350	1,368,933

Total France		4,060,765

Ireland — 4.54%
Consumer Staples — 2.22%
Kerry Group PLC	9,544	1,214,084

Health Care — 2.32%
Medtronic PLC	12,300	1,272,927

Total Ireland		2,487,011

Netherlands — 2.81%
Materials — 2.81%
Koninklijke DSM N.V.	8,016	1,540,274

Norway — 1.77%
Industrials — 1.77%
Tomra Systems ASA	19,691	966,631

Sweden — 2.10%
Consumer Staples — 0.44%
Oatly Group AB - ADR(a)	34,000	241,740

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund
Schedule of Investments (continued)
January 31, 2022

	Shares	Fair Value
COMMON STOCKS — 98.84% - continued
Materials — 1.66%
BillerudKorsnas AB(a)	57,880	$908,716

Total Sweden		1,150,456

United Kingdom — 3.68%
Consumer Staples — 1.98%
Unilever PLC - ADR	21,045	1,081,502

Industrials — 1.70%
Halma PLC	26,399	931,093

Total United Kingdom		2,012,595

United States — 67.23%
Communications — 5.75%
Alphabet, Inc., Class C(a)	455	1,234,856
T-Mobile US, Inc.(a)	8,850	957,305
Walt Disney Co. (The)(a)	6,650	950,751
		3,142,912
Consumer Discretionary — 6.02%
Interface, Inc.	54,500	722,670
NIKE, Inc., Class B	7,595	1,124,592
Tesla, Inc.(a)	1,550	1,451,916
		3,299,178
Consumer Staples — 2.07%
Sysco Corp.	14,500	1,133,175

Energy — 1.03%
Enphase Energy, Inc.(a)	4,010	563,285

Financials — 0.57%
SoFi Technologies, Inc.(a)	25,000	312,000

Health Care — 17.29%
Abbott Laboratories	14,512	1,849,699
Beam Therapeutics, Inc.(a)	8,100	560,601
Becton, Dickinson and Co.	5,627	1,430,046
CVS Health Corp.	18,420	1,961,914
Danaher Corp.	5,799	1,657,296
Envista Holdings Corp.(a)	30,800	1,331,792
Illumina, Inc.(a)	1,949	679,850
		9,471,198
Industrials — 8.01%
Carrier Global Corp.	35,700	1,702,176
Rockwell Automation, Inc.	5,701	1,648,843
Xylem, Inc.	9,833	1,032,662
		4,383,681
Materials — 2.05%
AptarGroup, Inc.	9,558	1,121,153

Technology — 24.44%
Analog Devices, Inc.	10,144	1,663,312

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund
Schedule of Investments (continued)
January 31, 2022

	Shares	Fair Value
COMMON STOCKS — 98.84% - continued
Technology — 24.44% - continued
Apple, Inc.	12,435	$2,173,389
Automatic Data Processing, Inc.	7,000	1,443,190
International Business Machines Corp.	8,150	1,088,596
MarketAxess Holdings, Inc.	1,780	613,174
MasterCard, Inc., Class A	4,234	1,635,933
Microsoft Corp.	5,875	1,827,008
NVIDIA Corp.	8,268	2,024,502
PayPal Holdings, Inc.(a)	5,267	905,608
		13,374,712

Total United States		36,801,294

Total Common Stocks (Cost $39,148,662)		54,106,537

Total Investments — 98.84% (Cost $39,148,662)		54,106,537
Other Assets in Excess of Liabilities — 1.16%		636,711
NET ASSETS — 100.00%		$54,743,248

(a)	Non-income producing security.

ADR - American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund
Statement of Assets and Liabilities
January 31, 2022

Assets
Investments in securities at fair value (cost $39,148,662)	$	54,106,537
Cash equivalents		555,936
Receivable for fund shares sold		68,083
Dividends and interest receivable		26,651
Tax reclaims receivable		24,258
Prepaid expenses		16,600
Total Assets		54,798,065
Liabilities
Payable to Adviser		18,131
Payable to Administrator		10,135
Payable to Auditor		19,575
Other accrued expenses		6,976
Total Liabilities		54,817
Net Assets	$	54,743,248
Net Assets consist of:
Paid-in capital	$	39,499,594
Accumulated earnings		15,243,654
Net Assets	$	54,743,248
Institutional Shares:
Shares outstanding (unlimited number of shares authorized, no par value)		3,259,425
Net asset value, offering and redemption price per share	$	16.80

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund
Statement of Operations
For the year ended January 31, 2022

Investment Income:
Dividend income (net of foreign taxes withheld of 18,309)	$510,342
Interest income	1,001
Total investment income	511,343
Expenses:
Investment Adviser	402,675
Administration	55,623
Fund accounting	37,438
Custodian	26,299
Registration	21,988
Legal	21,000
Audit and tax preparation	16,835
Report printing	15,369
Trustee	14,306
Transfer agent	12,000
Compliance services	12,000
Pricing	1,597
Miscellaneous	31,448
Total expenses	668,578
Fees contractually waived by Adviser	(158,585)
Net operating expenses	509,993
Net investment income	1,350
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	1,287,856
Net realized gain on foreign currency translations	3
Net change in unrealized appreciation of investment securities and foreign currency translations	1,947
Net realized and change in unrealized gain on investments	1,289,806
Net increase in net assets resulting from operations	$1,291,156

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	January 31,	January 31,
	2022	2021
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,350	$16,086
Net realized gain on investment securities transactions and foreign currency translations	1,287,859	1,501,000
Net change in unrealized appreciation of investment securities and foreign currency translations	1,947	12,490,514
Net increase in net assets resulting from operations	1,291,156	14,007,600
Distributions to Shareholders from Earnings:
Institutional Shares	(2,443,246)	(26,250)
Total distributions	(2,443,246)	(26,250)
Capital Transactions - Institutional Shares
Proceeds from shares sold	13,983,053	9,056,259
Reinvestment of distributions	2,426,014	25,739
Amount paid for shares redeemed	(5,227,123)	(1,759,911)
Net increase in net assets resulting from capital transactions	11,181,944	7,322,087
Total Increase in Net Assets	10,029,854	21,303,437
Net Assets
Beginning of year	44,713,394	23,409,957
End of year	$54,743,248	$44,713,394
Share Transactions - Institutional Shares
Shares sold	776,369	708,596
Shares issued in reinvestment of distributions	131,420	1,580
Shares redeemed	(292,314)	(131,111)
Net increase in shares outstanding	615,475	579,065

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund - Institutional Class
Financial Highlights

(For a share outstanding during each period)

	For the		For the	For the
	Year		Year	Period
	Ended		Ended	Ended
	January		January	January
	31, 2022		31, 2021	31, 2020 (a)
Selected Per Share Data:
Net asset value, beginning of period	$16.91		$11.34	$10.00

Investment operations:
Net investment income	—	(b)	0.01	0.01
Net realized and unrealized gain on investments	0.67		5.57	1.34
Total from investment operations	0.67		5.58	1.35

Less distributions to shareholders from:
Net investment income	—		(0.01)	(0.01)
Net realized gains	(0.78)		—	—
Total distributions	(0.78)		(0.01)	(0.01)

Net asset value, end of period	$16.80		$16.91	$11.34

Total Return(c)	3.56%		49.21%	13.54	% (d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$54,743		$44,713	$23,410
Ratio of net expenses to average net assets	0.95%		0.95%	1.00	% (e)
Ratio of expenses to average net assets before waiver	1.25%		1.39%	2.15	% (e)
Ratio of net investment income to average net assets	—	% (f)	0.05%	0.13	% (e)
Portfolio turnover rate	13%		22%	13	% (d)

(a)	For the period March 29, 2019 (commencement of operations) to January 31, 2020.

(b)	Rounds to less than $0.005 per share.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Amount is less than 0.005%.

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund

Notes to the Financial Statements

January 31, 2022

NOTE 1. ORGANIZATION

The Reynders, McVeigh Core Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of Capitol Series Trust (the “Trust”) on September 19, 2018. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Reynders, McVeigh Capital Management, LLC (the “Adviser”). The investment objective of the Fund is to seek capital preservation and long-term capital growth.

The Fund currently offers one class of shares, Institutional Shares. The Fund commenced operations on March 29, 2019. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

Reynders, McVeigh Core Equity Fund

Notes to the Financial Statements (continued)

January 31, 2022

Cash and Cash Equivalents – Idle cash may be swept into various interest bearing overnight demand deposits and is classified as a cash equivalent on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insure limit of $250,000. Amounts swept overnight are available on the next business day.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from

Reynders, McVeigh Core Equity Fund

Notes to the Financial Statements (continued)

January 31, 2022

limited partnerships are recognized on the ex-date and are included in dividend income. The calendar year-end classification of distributions received from REITs, which may include return of capital, during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components of net assets upon receipt of K-1’s. Withholding taxes on foreign dividends, if any, have been recorded for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use

Reynders, McVeigh Core Equity Fund

Notes to the Financial Statements (continued)

January 31, 2022

in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●       Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●       Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●       Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the NAV of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities. Debt securities are valued using evaluated prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities.

In the event that market quotations are not readily available, the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, such securities are valued as determined in good faith by the Trust’s Valuation Committee, based on recommendations from a pricing committee

Reynders, McVeigh Core Equity Fund

Notes to the Financial Statements (continued)

January 31, 2022

comprised of certain officers of the Trust, certain employees of the Fund’s administrator, and representatives of the Adviser (together the “Pricing Review Committee”). These securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s Portfolio Valuation Procedures, the Pricing Review Committee, in making its recommendations with the Adviser’s participation, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2022:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$54,106,537	$—	$—	$54,106,537
Total	$54,106,537	$—	$—	$54,106,537

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Reynders, McVeigh Core Equity Fund

Notes to the Financial Statements (continued)

January 31, 2022

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal year ended January 31, 2022, the Adviser earned fees of $402,675 from the Fund. At January 31, 2022, the Fund owed the Adviser $18,131.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) and expenses) do not exceed 0.95% of the Fund’s Institutional Shares average daily net assets through May 31, 2022 (“Expense Limitation”). Prior to February 28, 2020, the Adviser had contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expense of the Fund did not exceed 1.00% of the average daily net assets of the Fund. During any fiscal year that the Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement took effect and provided further that such recoupment can be achieved within the Expense Limitation currently in effect and the Expense Limitation in place when the waiver/ reimbursement occurred. This expense cap agreement may be terminated by the Board at any time. As of January 31, 2022, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount as follows:

Recoverable Through
January 31, 2023	$ 179,535
January 31, 2024	136,321
January 31, 2025	158,585

The Trust retains Ultimus Fund Solutions, LLC (“Ultimus” or “Administrator”) to provide the Fund with administration and compliance, fund accounting, and transfer agent services, including all regulatory reporting. For the fiscal year ended January 31, 2022, the Administrator earned fees of $67,623 for administration and compliance services, $37,438 for fund accounting services and $12,000 for transfer agent services. At January 31, 2022, the Administrator was owed $10,135 for these services.

Reynders, McVeigh Core Equity Fund

Notes to the Financial Statements (continued)

January 31, 2022

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees,” meaning those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, as amended, have each received an annual retainer of $1,000 per Fund and $500 per Fund for each quarterly in-person Board meeting. In addition, each Independent Trustee may be compensated for preparation related to and participation in any special meetings of the Board and/or any Committee of the Board, with such compensation determined on a case-by-case basis based on the length and complexity of the meeting. The Trust also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers and one trustee of the Trust are employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of the Administrator.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended January 31, 2022, purchases and sales of investment securities, other than short-term investments, were $15,921,226 and $6,922,706, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended January 31, 2022.

NOTE 6. FEDERAL TAX INFORMATION

At January 31, 2022, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$15,771,529
Gross unrealized depreciation	(813,654)
Net unrealized appreciation/(depreciation) on investments	$14,957,875
Tax cost of investments	$39,148,662

The tax character of distributions paid for the fiscal years ended January 31, 2022 and January 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income(a)	$986,178	$26,250
Long-term capital gains	1,457,068	—
Total distributions paid	$2,443,246	$26,250

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

Reynders, McVeigh Core Equity Fund

Notes to the Financial Statements (continued)

January 31, 2022

At January 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed long-term capital gains	$410,385
Accumulated capital and other losses	(123,485)
Unrealized appreciation on investments	14,956,754
Total accumulated earnings	$15,243,654

During the fiscal year ended January 31, 2022, the Fund deferred post October capital losses and post October currency losses of $105,604 and $17,881, respectively.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 8. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Reynders, McVeigh Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Reynders, McVeigh Core Equity Fund (the “Fund”) (one of the funds constituting Capitol Series Trust (the “Trust”)), including the schedule of investments, as of January 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from March 29, 2019 (commencement of operations) through January 31, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Capitol Series Trust) at January 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from March 29, 2019 (commencement of operations) through January 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Capitol Series Trust investment companies since 2017.

March 28, 2022

Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Program’s Report, which was presented to the Board for consideration at its meeting held on September 15 and 16, 2021, outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation. During the review period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the review period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2021 through January 31, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid	Annualized
	August 1,	January 31,	During	Expense
	2021	2022	Period(a)	Ratio
Reynders, McVeigh Core Equity Fund
Institutional Shares Actual	$1,000.00	$929.00	$4.62	0.95%
Hypothetical(b)	$1,000.00	$1,020.42	$4.84	0.95%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 61% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2022 ordinary income dividends, 44% qualifies for the corporate dividends received deduction.

For the year ended January 31, 2022, the Fund designated $1,457,068 as long-term capital gain distributions.

Trustees and Officers (Unaudited)

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78, death, resignation or removal. Officers are re-elected annually by the Board. The address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this report, the Trustees oversee the operations of 13 series.

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, (Age), Position with Trust, Term of	Principal Occupation During
Position with Trust	Past 5 Years and Other Directorships
David James* Birth Year: 1970 TRUSTEE Began Serving: March 2021

Principal Occupation(s): Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present).

Previous Position(s): Managing Director and Senior Managing Counsel, State Street Bank and Trust Company (2009 to 2018).

*	Mr. James is considered an “interested person” of the Trust within the meaning of Section 2(a) (19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, (Age), Position with Trust, Term of	Principal Occupation During
Position with Trust	Past 5 Years and Other Directorships
Walter B. Grimm Birth Year: 1945 TRUSTEE AND CHAIR Began Serving: November 2013

Principal Occupation(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); and President, Leigh Investments, Inc. (1988 to present) Board member, Boys & Girls Club of Coachella (2018 to present).

Lori Kaiser Birth Year: 1963 TRUSTEE Began Serving: July 2018	Principal Occupation(s): Founder and CEO, Kaiser Consulting since 1992.
Janet Smith Meeks Birth Year: 1955 TRUSTEE Began Serving: July 2018

Principal Occupation(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

Trustees and Officers (Unaudited) (continued)

Mary M. Madick Birth Year: 1958 TRUSTEE Began Serving: November 2013

Principal Occupation(s): President, US Health Holdings (2020 to present).

Previous Position(s): President (2019 to 2020) and Chief Operating Officer (2018 to 2019), Dignity Health Managed Services Organization; Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (2016 to 2018); Vice President, Gateway Heath (2015 to 2016).

Officers. The following table provides information regarding the Officers.

Name, (Age), Position with Trust, Term of	Principal Occupation During
Position with Trust	Past 5 Years and Other Directorships
Matthew J. Miller Birth Year: 1976 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present); Vice President, Valued Advisers Trust (December 2011 to present).

Previous Position(s): Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015).

Zachary P. Richmond Birth Year: 1980 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019).

Martin R. Dean Birth Year: 1963 CHIEF COMPLIANCE OFFICER Began Serving: May 2019	Principal Occupation(s): Senior Vice President, Head of Fund Compliance, Ultimus Fund Solutions, LLC (January 2016 to present).
Paul Leone Birth Year: 1963 SECRETARY Began Serving: June 2021

Principal Occupation(s): Vice President and Senior Counsel, Ultimus Fund Solutions, LLC (2020 to present).

Previous Position(s): Managing Director, Leone Law Office, P.C. (2019 to 2020); and served in the roles of Senior Counsel - Distribution and Senior Counsel - Compliance, Empower Retirement/Great-West Life & Annuity Ins. Co. (2015 to 2019).

Stephen Preston Birth Year: 1966 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016

Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Distributors, LLC (June 2011 to present).

Previous Position(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019).

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 950-6868 to request a copy of the SAI or to make shareholder inquiries.

Investment Advisory Agreement Approval (Unaudited)

At a quarterly meeting of the Board of Trustees of Capitol Series Trust (the “Trust”) on September 15 and 16, 2021, the Trust’s Board of Trustees (the “Board”), including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuation for an additional one-year period the Investment Advisory Agreement between the Trust and Reynders, McVeigh Capital Management, LLC (“Reynders, McVeigh”) (the “Investment Advisory Agreement”) with respect to the Reynders, McVeigh Core Equity Fund (the “Fund”), a series of the Trust.

Prior to the meeting, the Trustees received and considered information from Reynders, McVeigh and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed Investment Advisory Agreement between the Trust and Reynders, McVeigh, including, but not limited to, Reynders, McVeigh’s response to counsel’s due diligence letter requesting information relevant to the approval of the Investment Advisory Agreement, the operating expense limitation agreement between the Trust and Reynders, McVeigh (the “Expense Limitation Agreement”), and peer group expense and performance data provided by Broadridge for comparative purposes (collectively, the “Support Materials”). The Trustees reviewed the Support Materials with Reynders, McVeigh, Trust management, and with counsel to the Independent Trustees. The completeness of the Support Materials provided by Reynders, McVeigh, which included both responses and materials provided in response to initial and supplemental due diligence requests, was noted. Representatives from Reynders, McVeigh met with the Trustees and provided further information, including but not limited to, the services it provides to the Fund and the management fee paid for those services, fund performance, the Fund’s environment, social and governance (“ESG”) investment model and the enhanced disclosure incorporated into the Fund’s registration statement, the business strategy for the Fund, firm ownership, resources available to service the Fund, including compliance resources, other investment strategies managed by Reynders, McVeigh, and profitability. This information formed the primary, but not exclusive, basis for the Board’s determinations.

Before voting to approve the Investment Advisory Agreement, the Trustees reviewed the terms and the form of the Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees. The Trustees also received a memorandum from counsel discussing the legal standards for their consideration of the renewal of the Investment Advisory Agreement, which memorandum described the various factors that the U.S. Securities and Exchange Commission (“SEC”) and U.S. Courts over the years have suggested would be appropriate for trustee consideration in the advisory agreement approval process, including the factors outlined in the case of Gartenberg v. Merrill Lynch Asset Management Inc., 694 F.2d 923, 928 (2d Cir. 1982); cert. denied sub. nom. and Andre v. Merrill Lynch Ready Assets Trust, Inc., 461 U.S. 906 (1983).

In determining whether to approve the continuation of the Investment Advisory Agreement, the Trustees considered all factors they believed relevant with respect to the Fund, including the following: (1) the nature, extent, and quality of the services provided by Reynders, McVeigh; (2) the cost of the services provided and the profits realized by Reynders, McVeigh from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the Fund’s benefit; and (5) other financial benefits to Reynders, McVeigh resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Investment Advisory Agreement Approval (Unaudited)
(continued)

After having received and reviewed the Support Materials, as well as quarterly investment performance, compliance, operating, and distribution reports on the Fund since its inception, and noting additional discussions with representatives of Reynders, McVeigh that had occurred at various times, the Trustees determined that they had all of the information they deemed reasonably necessary to make an informed decision concerning the approval of the continuation of the Investment Advisory Agreement. The Trustees discussed the facts and factors relevant to the approval of the Investment Advisory Agreement, which incorporated and reflected their knowledge of Reynders, McVeigh’s services provided to the Fund. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. With respect to the Investment Advisory Agreement, the Trustees considered the scope of services that Reynders, McVeigh provides to the Fund, which include, but are not limited to the following: (1) providing overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, including providing pre-trade portfolio compliance; (2) investing or overseeing the investment of the Fund’s assets consistent with its investment objective and investment policies; (3) directly managing the Fund’s assets and determining or overseeing the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions for a period of time; (4) voting or overseeing the voting of all proxies with respect to the Fund’s portfolio securities; (6) maintaining or overseeing the maintenance of the required books and records for transactions effected by Reynders, McVeigh on behalf of the Fund; (7) selecting or overseeing the selection of broker-dealers to execute orders on behalf of the Fund; (8) providing marketing support; and (9) responding to questions from investors. The Trustees considered Reynders, McVeigh’s own capitalization separately and its assets under management, as well as the commitment on the part of Reynders, McVeigh to enhance its capitalization over time. The Trustees considered Reynders, McVeigh’s compliance resources, including a Chief Compliance Officer with the support of additional compliance personnel. The Trustees also considered the ESG investment philosophy of Reynders, McVeigh’s portfolio management team, as well as their investment industry experience and expertise in the sustainable and impact investment strategy. The Trustees also noted the capabilities and expertise of personnel responsible for implementing the Fund’s portfolio construction methodology and Reynders, McVeigh’s oversight and risk management process, including the due diligence process employed by Reynders, McVeigh in identifying and evaluating potential investments. The Trustees also considered information regarding Reynders, McVeigh’s disaster recovery and contingency plans and data protection safeguards, among other things. The Trustees also noted the Fund’s performance compared to its prospectus benchmark, the MSCI World NR USD index. The Trustees considered that the Fund outperformed its benchmark index for the one-year and since inception periods ended June 30, 2021. The Trustees also considered the Fund’s performance compared to those of other funds in the peer group category analysis provided by Broadridge. The Trustees noted that the peer group category analysis provided by Broadridge was based upon the Morningstar Large Growth category, but also included peers from outside this native category, which represented the Fund’s all-cap global strategy. The appropriateness of Broadridge’s peer group analysis was discussed. They further noted that the Fund outperformed the peer group median and the category median for the one-year and since inception periods ended June 30, 2021. The Trustees concluded that they were satisfied with the nature, extent, and quality of services that Reynders, McVeigh provides to the Fund under the Investment Advisory Agreement.

Investment Advisory Agreement Approval (Unaudited)
(continued)

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that the Fund pays to Reynders, McVeigh, as well as the firm’s profitability analysis for services rendered to the Fund. In this regard, the Trustees noted that Reynders, McVeigh has agreed to enter into an Expense Limitation Agreement with the Reynders, McVeigh Fund through May 31, 2022, and that pursuant to such agreement, Reynders, McVeigh will contractually agree to reimburse the Fund for its operating expenses, and to reduce its management fees to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage fees and commissions, dividend expense on short sales, interest, taxes, and extraordinary expenses) do not exceed 0.95%. The Trustees noted that the Fund was slightly unprofitable to Reynders, McVeigh for the fiscal year ended January 31, 2021, but that the Adviser expected the Fund to be slightly profitable for the fiscal year ending January 31, 2022. The Trustees also noted the Fund’s strong performance and competitive expense limitation arrangement. Finally, the Trustees reviewed Reynders, McVeigh’s financial condition and fiscal health as it relates to the firm’s financial ability to provide contractually required services to the Fund.

Comparative Fee and Expense Data. The Trustees also reviewed and discussed with Reynders, McVeigh the advisory fee and contractual expenses of the Fund as compared to those of other funds in the peer group category analysis provided by Broadridge. The Trustees noted that the Fund’s management fee was one basis point (0.01%) higher than the peer-group average and equal to the peer-group median, and was well below the maximum management fees reported for the peer group. The Trustees also noted that the Fund’s management fee was higher than the average and median management fee for the Morningstar Large Growth category. In addition, the Trustees considered that the gross total expense ratio of the Fund was lower than the average but higher than the median of the peer group. The Trustees also noted that the Fund’s gross total expense ratio was higher than the median and lower than the average gross total expense ratio for the Morningstar category. The Trustees noted that the net total expense ratio (reflective of and fee waivers and expense reimbursements) of the Fund was slightly higher than the average and equal to the median of the peer group. The Trustees also considered that the Fund’s net total expense ratio was higher than the average and median net total expense ratio for the Morningstar category. While recognizing that it is difficult to compare management fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Reynders, McVeigh’s management fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Fund would benefit from any economies of scale with respect to the services provided by Reynders, McVeigh, noting that Reynders, McVeigh’s advisory fee does not contain breakpoints. The Trustees noted that the Fund was the fifth largest Fund within the Trust and could potentially derive economies of scale if growth trends continue. The Trustees concluded, however that no material economies exist at this time.

Other Benefits. The Trustees noted that Reynders, McVeigh confirmed that they do not utilize soft dollar arrangements with respect to portfolio transactions in the Fund and do not anticipate the use of affiliated brokers to execute the Fund’s portfolio transactions. The Trustees concluded that Reynders, McVeigh will not receive any other material financial benefits from services rendered to the Fund.

Other Considerations. The Trustees also considered potential conflicts of interest of Reynders, McVeigh. Based on the assurances from representatives of Reynders, McVeigh, the Trustees concluded that no material conflicts of interest currently exist that could adversely impact the Fund.

Investment Advisory Agreement Approval (Unaudited)
(continued)

They also noted that the Reynders, McVeigh has compliance policies and procedures in place to address any conflict of interest situations that may arise.

Based upon discussions with Reynders, McVeigh and the Support Materials provided, the Board concluded that the overall arrangements between the Trust and Reynders, McVeigh as set forth in the Investment Advisory Agreement are fair and reasonable in light of the services Reynders, McVeigh performs, the investment advisory fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

FACTS	WHAT DOES REYNDERS, MCVEIGH CORE EQUITY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (800) 950-6868

Who we are
Who is providing this notice?	Reynders, McVeigh Core Equity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)

What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

■     open an account or deposit money

■     buy securities from us or sell securities to us

■     make deposits or withdrawals from your account

■     give us your account information

■     make a wire transfer

■     tell us who receives the money

■     tell us where to send the money

■     show your government-issued ID

■     show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes — information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■     Reynders, McVeigh Capital Management LLC, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 950-6868 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Walter B. Grimm, Chairman

David James

Lori Kaiser

Janet Smith Meeks

Mary M. Morrow

OFFICERS

Matthew J. Miller, Chief Executive Officer and President

Zachary P. Richmond, Chief Financial Officer and Treasurer

Martin R. Dean, Chief Compliance Officer

Paul Leone, Secretary

INVESTMENT ADVISER

Reynders, McVeigh Capital Management, LLC

121 High Street, 4th Floor

Boston, MA 02110

DISTRIBUTOR

UltimusFund Distributors, LLC

225 PictoriaDrive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Ernst & Young LLP

221 East 4th Street, Suite 2900

Cincinnati, OH 45202

LEGAL COUNSEL

Bernstein Shur

100 Middle Street, 6th Floor

Portland, ME 04104

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER

AGENT AND FUND ACCOUNTANT

UltimusFund Solutions, LLC

225 PictoriaDrive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

REYNDERS-AR-22

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least two audit committee financial experts serving on its audit committee.

(a)(2) The audit committee financial expert is Lori Kaiser who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Reynders, McVeigh Core Equity Fund:	FY 2022	$12,050
	FY 2021	$11,550

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Reynders, McVeigh Core Equity Fund:	FY 2022	$0
	FY 2021	$0

c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Reynders, McVeigh Core Equity Fund:	FY 2022	$3,825
	FY 2021	$3,700

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Reynders, McVeigh Core Equity Fund:	FY 2022	$0
	FY 2021	$0

(e)(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

    (2) All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser

FY 2022	$3,825	$0
FY 2021	$3,700	$0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of	Investments.

Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 13. Exhibits.

(a)(1) Code is filed herewith.

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Capitol Series Trust

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	4/05/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	4/05/2022

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Chief Financial Officer

Date	4/05/2022